Exhibit 10.11

EXECUTION VERSION

FIRST LIEN INTERCREDITOR AGREEMENT

dated as of

May 3, 2012

among

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent under the Revolving Credit Agreement,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent under the Term Loan Credit Agreement,

each additional Authorized Representative from time to time party hereto,

REVEL AC, INC., a Delaware corporation

and

each other Grantor party hereto

FIRST LIEN INTERCREDITOR AGREEMENT (this “Agreement”) dated as of May 3, 2012, among JPMORGAN CHASE BANK, N.A., as collateral agent for the First Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Revolving Secured Parties (in such capacities and together with its successors in such capacities, the “Revolving Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Term Loan Secured Parties (in such capacities and together with its successors in such capacities, the “Term Loan Agent”), each Additional Authorized Representative from time to time party hereto for the Additional First Lien Secured Parties of the Class with respect to which it is acting in such capacity, REVEL AC, INC., a Delaware corporation (together with its successors and assigns, “Borrower”), and each Subsidiary of Borrower party to this Agreement (together with Borrower and any other person agreeing to be bound hereby as a “Grantor” and their respective successors and assigns are collectively referred to herein as the “Grantors”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Revolving Agent (for itself and on behalf of the Revolving Secured Parties), the Term Loan Agent (for itself and on behalf of the Term Loan Secured Parties), each additional Authorized Representative (for itself and on behalf of the Additional First Lien Secured Parties of the applicable Class), Borrower and each other Grantor agree as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.01 Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendments and restatements, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) Unless otherwise indicated, capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Revolving Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

“Additional Authorized Representative” shall have the meaning assigned to such term in Article 4.

“Additional First Lien Agreement” shall mean the Term Loan Credit Agreement and any other credit agreement, loan agreement or indenture pursuant to which Additional First Lien Obligations are incurred by Borrower.

“Additional First Lien Joinder Agreement” shall mean a supplement to this Agreement substantially in the form of Annex B.

“Additional First Lien Obligations” shall mean (i) the Term Loan Obligations and (ii) any other Indebtedness and related obligations that are designated as “Additional First Lien Obligations” pursuant to Article 4.

“Additional First Lien Secured Party” shall mean the holders of any Additional First Lien Obligations and any Authorized Representative with respect thereto and shall include the Term Loan Secured Parties.

“Authorized Representative” shall mean (i) in the case of any Revolving Obligations or the Revolving Secured Parties, the Revolving Agent, (ii) in the case of the Term Loan Obligations or the Term Loan Secured Parties, the Term Loan Agent and (iii) in the case of any other Class of Additional First Lien Obligations or Additional First Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Class in the applicable Additional First Lien Joinder Agreement.

“Bankruptcy Case” shall have the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Cash Collateral” shall have the meaning assigned to such term in the Revolving Credit Agreement as in effect on the date hereof.

“Class” shall mean (a) with respect to the First Lien Secured Parties, each of (i) the Revolving Secured Parties (in their capacities as such), (ii) the Term Loan Secured Parties (in their capacity as such) and (iii) the Additional First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional First Lien Secured Parties) and (b) with respect to any

First Lien Obligations, each of (i) the Revolving Obligations, (ii) the Term Loan Obligations and the other Additional First Lien Obligations incurred pursuant to any Additional First Lien Agreement, which pursuant to any Additional First Lien Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional First Lien Obligations).

“Collateral” shall mean all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Classes of First Lien Obligations.

“Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Controlling Secured Parties” shall mean, with respect to any Shared Collateral, until the Discharge of Revolving Obligations, the Revolving Agent and (ii) thereafter, the Authorized Representative of the Class of Additional First Lien Obligations that constitutes the largest principal amount of any then outstanding Class of First Lien Obligations in respect of the Shared Collateral.

“Default” shall mean any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“DIP Financing” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” shall have the meaning assigned to such term in Section 2.05(b).

“Discharge” shall mean, with respect to any Shared Collateral and any Class of First Lien Obligations, the date on which such Class of First Lien Obligations is no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Revolving Obligations” shall mean, with respect to any Shared Collateral, the Discharge, including payment in full in cash and the termination of all commitments in connection therewith, of the Revolving Obligations with respect to such Shared Collateral; provided that the Discharge of Revolving Obligations shall not be deemed to have occurred in connection with a Refinancing of such Revolving Obligations with additional First Lien Obligations secured by such Shared Collateral under an Additional First Lien Agreement which has been designated in writing by the Revolving Agent (under the Revolving Credit Agreement so Re-financed) or the Borrower to the Collateral Agent and each other Authorized Representative as the “Revolving Credit Agreement” for purposes of this Agreement.

“Event of Default” shall mean an “Event of Default” as such term is defined in the Revolving Credit Agreement or in any Additional First Lien Agreement.

“First Lien Obligations” shall mean, collectively, (i) the Revolving Obligations and (i) each Class of Additional First Lien Obligations.

“First Lien Secured Parties” shall mean (a) the Revolving Secured Parties and (ii) the Additional First Lien Secured Parties with respect to each Class of Additional First Lien Obligations.

“First Lien Security Documents” shall mean the “Security Documents” as defined in the Revolving Credit Agreement and each other agreement entered into in favor of the Collateral Agent or other Authorized Representative of any Class of First Lien Obligations for purposes of securing any Class of First Lien Obligations, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time.

“Grantor” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Grantor Joinder Agreement” shall mean a supplement to this Agreement substantially in the form of Annex A hereto.

“Insolvency or Liquidation Proceeding” shall mean:

(1) any case commenced by or against Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshaling of the assets or liabilities of Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to Borrower or any other Grantor or any similar case or proceeding relative to Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshaling of assets or liabilities or other winding up of or relating to Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Insurance Proceeds” shall mean the proceeds of any casualty insurance claim with respect to the Shared Collateral or any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

“Joinder Agreement” shall mean an Additional First Lien Joinder Agreement or a Grantor Joinder Agreement, as the case may be.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Maximum Priority Payment Amount” shall mean, on any date of determination, an amount equal to (i) $50,000,000 in principal amount less the aggregate amount of any principal payments made pursuant to Section 2.01(a)(ii) with respect to the Revolving Obligations prior to the date of determination, plus (ii) all accrued but unpaid interest, fees and expenses under the Revolving Credit Agreement, including any post-petition interest with respect thereto, whether or not allowable in any Bankruptcy Case, plus (iii) the aggregate amount of all obligations of any Grantor to any Lender or any Affiliate of a Lender under any Hedging Agreements.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Secured Parties” shall mean, with respect to any Shared Collateral, each Class of First Lien Secured Parties other than the Class or Classes of First Lien Secured Parties for which a Controlling Secured Party acts as an Authorized Representative.

“Plan of Reorganization” shall have the meaning assigned to such term in Section 2.10.

“Possessory Collateral” shall mean any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the First Lien Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Proceeds” shall have the meaning assigned to such term in Section 2.01.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Revolving Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Revolving Credit Agreement” shall mean that certain Credit Agreement, dated as of the date hereof, among Borrower, as borrower, the guarantors party thereto, the Revolving Agent, the Collateral Agent and the other parties thereto.

“Revolving Credit Documents” shall mean the Revolving Credit Agreement and the other Loan Documents (as defined in the Revolving Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any Revolving Obligation, and any intercreditor or joinder agreement among holders of Revolving Obligations, to the extent such are effective at the relevant time, as each may be modified from time to time.

“Revolving Obligations” shall mean “Secured Obligations” as defined in the Revolving Credit Agreement and shall include all interest accrued or accruing (or which would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of any Insolvency or Liquidation Proceeding in accordance with and at the pertinent rate specified in the Revolving Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Revolving Secured Parties” shall mean the “Secured Parties” as defined in the Revolving Credit Agreement.

“Secured Credit Document” shall mean (i) the Revolving Credit Documents, (ii) the Term Loan Documents and (iii) each other Additional First Lien Agreement.

“Security Agreement” shall mean Security Agreement, dated as of February 17, 2011, by and among the Grantors party thereto and the Collateral Agent, as the same may be amended, restated or modified from time to time.

“Shared Collateral” shall mean, at any time, (i) Collateral in which the holders of two or more Classes of First Lien Obligations (or their respective Authorized Representatives) hold a valid Lien at such time and (ii) Collateral in which the Collateral Agent holds a valid Lien at such time for the benefit of two or more Classes of First Lien Obligations. If more than two Classes of First Lien Obligations are outstanding at any time and (x) the holders of less than all Classes of First Lien Obligations hold a valid Lien in any Collateral at such time and (y) the Collateral Agent does not hold a valid Lien at such time in such Collateral, then such Collateral shall constitute Shared Collateral for those Classes of First Lien Obligations that hold a valid Lien in such Collateral at such time and shall not constitute Shared Collateral for any Class which does not have a valid Lien in such Collateral at such time. For the avoidance of doubt, it is acknowledged and agreed that any Cash Collateral held by the Revolving Agent is not Shared Collateral.

“Term Loan Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Term Loan Credit Agreement” shall mean the Credit Agreement, dated February 17, 2011, as amended on May 3, 2012, by and among Borrower, as borrower, the guarantors party thereto, the Term Loan Agent and the other parties thereto.

“Term Loan Documents” shall mean the Term Loan Credit Agreement and the other Loan Documents (as defined in the Term Loan Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any Term Loan Obligation, and any intercreditor or joinder agreement among holders of Term Loan Obligations, to the extent such are effective at the relevant time, as each may be modified from time to time.

“Term Loan Obligations” shall mean “Secured Obligations” as defined in the Term Loan Credit Agreement.

“Term Loan Secured Parties” shall mean the “Secured Parties” as defined in the Term Loan Credit Agreement.

ARTICLE 2

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01 Priority of Claims.

(a) Notwithstanding anything contained herein or in any of the Secured Credit Documents to the contrary, if (x) an Event of Default has occurred and is continuing and the maturity of any Class of First Lien Obligations has been accelerated, and the Collateral Agent or any First Lien Secured Party is taking action to enforce rights in respect of any Shared Collateral, or (y) any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of any Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by any First Lien Secured Party or received by the Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral, all Insurance Proceeds received in circumstances described in clauses (x) or (y) above and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to the Collateral Agent (in its capacity as such) pursuant to the terms of this Agreement and any Secured Credit Document or in connection with the transactions contemplated thereunder and hereunder, (ii) SECOND, to the payment in full of all Revolving Obligations in accordance with the terms of the Revolving Credit Agreement in an amount not to exceed the Maximum Priority Payment Amount and (iii) THIRD, after the Revolving Obligations have been repaid in an amount equal to the lesser of (x) the Maximum Priority Payment Amount and (y) such amount as will result in the Discharge of the Revolving Obligations, to the payment in full of all remaining First Lien Obligations of each Class on a ratable basis based on the relative amounts of the secured obligations in accordance with the terms of the applicable Secured Credit Documents, (iv) FOURTH, after the Discharge of all First Lien Obligations (including the repayment in full in cash thereof and the termination of all commitments in connection therewith), to the holders of junior Liens on the Collateral and (v) FIFTH, thereafter to Borrower and the other Grantors or their successors or assigns or as a court of competent jurisdiction may direct.

(b) It is acknowledged that the First Lien Obligations of any Class may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Class.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Class of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Class or any other circumstance whatsoever, each First Lien Secured Party hereby agrees that the Liens securing each Class of First Lien Obligations on any Shared Collateral shall be of equal priority and shall secure all First Lien Obligations on an equal and ratable basis, subject to the payment priorities set forth in Section 2.01(a).

SECTION 2.02 Actions With Respect to Shared Collateral.

(a) Subject to paragraph (b) of this Section, nothing in this Agreement shall affect the ability of the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent (i) to enforce any rights and exercise any remedies with respect to any Shared Collateral available under any First Lien Security Documents or applicable law, including any right of set-off and any determinations regarding the release of Liens on, or any sale, transfer or other disposition of, any Shared Collateral, or any other rights or remedies available to a secured creditor under the Uniform Commercial Code of any jurisdiction, the Bankruptcy Code or any other Bankruptcy Law, or (ii) to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding). Subject to paragraph (b) of this Section, any such exercise of rights and remedies by the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent may be made in such order and in such manner as the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent may, subject to the provisions of their First Lien Security Documents, determine in their sole discretion.

(b) Notwithstanding paragraph (a) of this Section:

(i) the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent shall remain subject to, and bound by, all covenants or agreements made herein by or on behalf of the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent;

(ii) each of the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent agrees, that, prior to the commencement of any enforcement of rights or any exercise of remedies with respect to any Shared Collateral by the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent, the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent, as the case may be, shall provide prior written notice thereof to each other party, such notice to be provided as far in advance of such commencement as reasonably practicable, and shall consult with each other party on a regular basis in connection with such enforcement or exercise; and

(iii) the Revolving Agent, the Term Loan Agent, any Additional Authorized Representative and the Collateral Agent agrees, that it shall cooperate in a commercially reasonable manner with each other party in any enforcement of rights or any exercise of remedies with respect to any Shared Collateral.

SECTION 2.03 Prohibition on Contesting Liens; No Interference; Payment Over.

(a) Each First Lien Secured Party agrees that (i) it will not (and hereby waives any right to) challenge, contest or question, or support any other person in challenging, contesting or questioning, in any proceeding (including any Insolvency or Liquidation Proceeding) the validity or enforceability of any First Lien Obligations of any Class or any First Lien Security Document or the validity, creation, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Collateral Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Collateral Agent or any other First Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, any Controlling Secured Party or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Controlling Secured Party or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Agent or any other First Lien Secured Party to enforce this Agreement.

(b) Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement) at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Collateral Agent, to be distributed in accordance with the provisions of Section 2.01.

SECTION 2.04 Automatic Release of Liens; Amendments to First Lien Security Documents.

(a) If, at any time, the Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Collateral Agent for the benefit of each Class of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01(a) hereof.

(b) Each First Lien Secured Party agrees that the Collateral Agent may enter into any amendment (and, upon request by the Collateral Agent, each Authorized Representative shall sign a consent to such amendment) to any First Lien Security Document, so long as the Collateral Agent receives a certificate of Borrower stating that such amendment is permitted by the terms of each then extant Secured Credit Document.

(c) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Collateral Agent to evidence and confirm any release of Shared Collateral or amendment to any First Lien Security Document provided for in this Section.

SECTION 2.05 Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding, including any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against Borrower or any of its subsidiaries. Without limiting the generality of the foregoing, it is acknowledged that this Agreement constitutes a “subordination agreement” within the scope of Section 510(a) of the Bankruptcy Code, including with respect to the priority of payment and other provisions of this Article 2, and all references to “Grantor” shall include any Grantor as debtor and debtor-in-possession (and any receiver, trustee, or other estate representative) for such Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

(b) If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each First Lien Secured Party agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Controlling Secured Party shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and, so long as no Controlling Secured Party shall have opposed or objected to such DIP Financing or such DIP Financing Liens or use of cash collateral, (i) to the extent that such DIP Financing Liens, any adequate protection liens, or “carve out” in favor of fees and expenses of professionals retained by the debtor(s) or creditors’ committee and fees owing to the United States Trustee, as agreed to by the Controlling Secured Party, are senior to the Liens on any such Shared Collateral, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Class or Classes of First Lien Secured Parties for which a Controlling Secured Party acts as an Authorized Representative (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Collateral Agent and the First Lien Secured Parties of each Class retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Collateral Agent and the First Lien Secured Parties of each Class are granted, as adequate protection or otherwise, Liens on any additional or replacement collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay outstanding principal of any of the First Lien Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) all First Lien Secured Parties are granted adequate protection, and to the extent such parties receive adequate protection in the form of periodic payments of principal or claims in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection in the form of cash payments of principal is applied pursuant to Section 2.01(a) of this Agreement and such adequate protection in the form of claims shall be of the same priority as set forth in Section 2.01(c), but subject to Section 2.01(a); provided that the First Lien Secured Parties of each Class shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Class or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that all First Lien Secured Parties receiving adequate protection shall not object to (or support any other party in objecting to) any other First Lien Secured Party receiving adequate protection comparable to any adequate protection of any kind or type (including Liens, claims or cash payments) granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral, it being understood that such adequate protection in the form of cash payments of principal shall be subject to Section 2.01(a) and such adequate protection in the form of Liens or claims shall be of the same priority as set forth in Section 2.01(c), but subject to Section 2.01(a); provided, further that the foregoing shall not prohibit the Additional Authorized Representative or each Additional First Lien Secured Party from objecting to (i) any provisions in any DIP Financing relating to, describing, or requiring any provision or content of a plan of reorganization other than any provisions requiring that the DIP Financing be paid in full in cash; (ii) any ancillary agreements or arrangements regarding the use of cash collateral or the DIP Financing that are materially adverse to the Additional First Lien Secured Parties and contravene the terms of this Agreement in any material respect; (iii) the interest rate, fees, or advance rates of any such DIP Financing that the Additional Authorized Representative or each Additional First Lien Secured Party determines in good faith as not being commercially reasonable under the circumstances; or (iv) any provisions in any DIP Financing expressly requiring the liquidation of the Shared Collateral prior to a default under the cash collateral order or DIP Financing documentation.

(c) Until the Discharge of Revolving Obligations has occurred, the Additional Authorized Representative and each Additional First Lien Secured Party, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral, without the prior written consent of the Revolving Agent.

(d) Notwithstanding anything to the contrary in this Agreement, the Additional Authorized Representative and any Additional First Lien Secured Party may:

(1) file a claim or statement of interest with respect to the Additional First Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor;

(2) take any action (not adverse to the priority status of the Liens of the Revolving Agent or the Revolving Secured Parties on the Shared Collateral, or the rights of the Revolving Agent or the Revolving Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Shared Collateral;

(3) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the Liens or claims of the Additional First Lien Secured Parties, including any claims secured by the Shared Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) file any pleadings, objections, motions or agreements which assert rights or interests that are available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement; and

(5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Additional First Lien Obligations.

SECTION 2.06 Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement or avoidance of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article 2 shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

SECTION 2.07 Insurance. As among the First Lien Secured Parties, the Collateral Agent, acting at the written direction of a Controlling Secured Party, shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08 Refinancings. The First Lien Obligations of any Class may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Class, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed an Additional First Lien

Joinder Agreement on behalf of the holders of such Refinancing indebtedness and the Borrower shall have provided an Officer’s Certificate to each Authorized Representative and the Collateral Agent certifying that such Refinancing is permitted under each Secured Credit Document.

SECTION 2.09 Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09. Pending delivery to the Collateral Agent as soon as practicable after receipt thereof, each Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(b) The duties or responsibilities of the Collateral Agent and each Authorized Representative under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

SECTION 2.10 Separate Grants of Security and Separate Classification.

(a) It is acknowledged and agreed that:

(i) with respect to any Insolvency or Liquidation Proceeding, the grant of Liens to secure the Revolving Obligations shall be deemed to constitute a separate and distinct grant of Liens from any Liens granted to secure any other First Lien Obligations; and

(ii) because of, among other things, their differing rights in the Collateral, the Revolving Obligations are fundamentally different from any and all other First Lien Obligations of any other Class and must be separately classified in any plan of reorganization (any “Plan of Reorganization”), liquidation, arrangement, or composition proposed or confirmed in an Insolvency or Liquidation Proceeding and the First Lien Obligations of any Class must be separately classified in any such plan from the First Lien Obligations of any other Class.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that, contrary to the intention of the parties, the Revolving Obligations in respect of the Shared Collateral should be permitted to be classified with the First Lien Obligations of one or more Classes in any such plan, then subject to (and without limiting the generality of) Sections 2.01 and 2.03, all distributions from the Shared Collateral shall be made as if there were separate classes of secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all First Lien Obligations other than the Revolving Obligations), the holders of Revolving Obligations shall be entitled to receive, in addition to amounts distributed to them from, or in respect of, the Collateral in respect of principal, pre-petition interest, and other claims, all amounts owing in respect of post-petition interest, fees, costs, expenses, premiums and other charges, whether or not allowed or allowable in any Insolvency or Liquidation Proceeding before any distribution is made from the Shared Collateral in respect of or by virtue of any other First Lien Obligations, with the holders of any other First Lien Obligations hereby acknowledging and agreeing to turn over to the Revolving Secured Parties any amount otherwise received or receivable by them from the Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the other First Lien Secured Parties.

(b) Each Additional First Lien Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) shall not propose, vote in favor of, or otherwise directly or indirectly support any Plan of Reorganization that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of the Revolving Agent or to the extent any such plan is proposed or supported by the number of Revolving Secured Parties required under Section 1126(d) of the Bankruptcy Code.

SECTION 2.11 Adequate Protection. Each Additional First Lien Secured Party shall be deemed to have agreed that the Collateral Agent shall be entitled to seek or request (and to have waived any right to object to or otherwise oppose the Collateral Agent’s seeking or requesting), and the Collateral Agent (upon the direction of the Controlling Secured Party) shall seek or request, adequate protection in any Insolvency or Liquidation Proceeding of the interest of the Revolving Secured Parties in the Shared Collateral, regardless of the form of any such adequate protection. If any such adequate protection shall be in the form of cash payments of principal, such cash payment shall be deemed to be distributed and may be applied as if such cash payments were distributed pursuant to Section 2.01(a). If any such adequate protection is in the form of additional Liens on Shared Collateral or claims, such Liens or claims shall be of the same priority as set forth in Section 2.01(c), but subject to Section 2.01(a). Prior to the discharge of the Revolving Obligations, where the Controlling Secured Party has directed the Collateral Agent to seek adequate protection on behalf of the Revolving Secured Parties, and only in such instance (except as may otherwise be consented to by the Controlling Secured Party, or as otherwise set forth in Section 2.05(b) of this Agreement), Additional First Lien Secured Parties may seek or receive adequate protection, it being understood that, if granted, such adequate protection in the form of cash payments of principal shall be subject to Section 2.01(a) and such adequate protection in the form of Liens or claims shall be of the same priority as set forth in Section 2.01(c), but subject to Section 2.01(a). If, notwithstanding any provision of this Agreement to the contrary, any Additional First Lien Secured Parties should be granted, for any reason whatsoever, in any Insolvency or Liquidation Proceeding any form of adequate protection, any such adequate protection consisting of cash payments of principal shall be deemed to constitute Shared Collateral and shall be distributed and applied as if distributed pursuant to Section 2.01(a) until the Discharge of Revolving Obligations, and such adequate protection in the form of Liens shall be deemed to be granted on Shared Collateral, subject to Section 2.01(a).

SECTION 2.12 Post-Petition Interest. Each Additional First Lien Secured Party shall be deemed to have agreed that the Collateral Agent shall be entitled to seek or request (and to have waived any right to object to or otherwise oppose the Collateral Agent’s seeking or requesting), and the Collateral Agent (upon the direction of the Controlling Secured Party) shall seek or request, the allowance and/or current payment (including in the form of adequate protection payments) in any Insolvency or Liquidation Proceeding of Revolving Obligations consisting of post-petition interest, fees, or expenses to the extent of value of any First Lien Obligations, without regard to the existence of the Liens of any of the Additional First Lien Secured Parties (or the Liens held by the Collateral Agent on their behalf) on the Shared Collateral and with such value to be determined specifically without regard to the existence of the Liens of any of the Additional First Lien Secured Parties on the Shared Collateral. Where the Controlling Secured Party has directed the Collateral Agent to seek or request the allowance and/or current payment of Revolving Obligations consisting of post-petition interest, fees, or expenses to the extent of value of any First Lien Obligations in any Insolvency or Liquidation Proceeding, in the manner set forth in this Section 2.12, the Collateral Agent may also request the allowance and/or current payment of Additional First Lien Obligations consisting of post-petition interest, fees, or expenses to the extent of value of any First Lien Obligations (with regard to the amount of the Revolving Obligations), subject in all respects to the other provisions of this Agreement, including the provisions of the preceding sentence of this Section 2.12 and the provisions of Section 2.01(a) and Section 2.11.

SECTION 2.13 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization or similar dispositive restructuring plan, both on account of Revolving Obligations and on account of other First Lien Obligations, then, to the extent the debt obligations distributed on account of the Revolving Obligations and on account of the other First Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

ARTICLE 3

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

Whenever the Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Class, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Class, it may request that such information be furnished to it in writing by each Authorized Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if an Authorized Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of a Grantor. The Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other person as a result of such determination.

ARTICLE 4

ADDITIONAL FIRST LIEN OBLIGATIONS

Borrower may from time to time, subject to any limitations contained in any Secured Credit Documents in effect at such time, designate additional Indebtedness and related obligations that are, or are to be, secured by Liens on any assets of any of the Grantors that would, if such Liens were granted, constitute Shared Collateral as Additional First Lien Obligations by delivering to the Collateral Agent and each Authorized Representative a certificate of a Responsible Officer of Borrower:

(a) describing the Indebtedness and other obligations being designated as Additional First Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such Indebtedness as of the date of such certificate;

(b) setting forth the Additional First Lien Agreement under which such Additional First Lien Obligations are issued or incurred and attaching copies of such Additional First Lien Agreement as each Grantor has executed and delivered to the person (the “Additional Authorized Representative”) that serves as the Authorized Representative with respect to such Additional First Lien Obligations on the closing date of such Additional First Lien Obligations, certified as being true and complete by an Authorized Officer of the Borrower;

(c) identifying the Additional Authorized Representative and confirming that the Collateral Agent will serve as collateral agent with respect to such Additional First Lien Obligations; provided that if any Authorized Representative holds any Collateral directly for any Class of First Lien Obligations, such Additional Authorized Representative may hold Collateral for such Additional First Lien Obligations;

(d) certifying that the incurrence of such Additional First Lien Obligations, the creation of the Liens securing such Additional First Lien Obligations and the designation of such Additional First Lien Obligations as “Additional First Lien Obligations” hereunder do not violate or result in a default under any provision of any Secured Credit Document of any Class in effect at such time;

(e) certifying that (A) the Additional First Lien Agreement provides that all powers, rights and remedies under the Security Agreement with respect to Shared Collateral may be exercised solely by the Collateral Agent in accordance with the terms thereof, and that no other First Lien Secured Party of the applicable Class shall have any right individually to realize upon any of the Liens on Shared Collateral granted thereunder to secure First Lien Obligations, (B) the Additional First Lien Agreement authorizes the Additional Authorized Representative to become a party hereto by executing and delivering an Additional First Lien Joinder Agreement and (C) the Additional First Lien Agreement provides that upon such execution and delivery, such Additional First Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and

(f) attaching a fully completed Additional First Lien Joinder Agreement executed and delivered by the Additional Authorized Representative.

Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice shall become Additional First Lien Obligations for all purposes of this Agreement.

ARTICLE 5

MISCELLANEOUS

SECTION 5.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Collateral Agent, to it at:

JPMorgan Chase Bank, N.A

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

with a copy to:

JPMorgan Chase Bank, N.A.

1111 Fannin Street, Floor 10

Houston, TX 77002-6925

Attention: Lydia Gomez

Facsimile: (713) 750-2223

Email: lydia.x.gomez@jpmchase.com

(b) if to the Revolving Agent, to it at:

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

with a copy to:

JPMorgan Chase Bank, N.A.

1111 Fannin Street, Floor 10

Houston, TX 77002-6925

Attention: Lydia Gomez

Facsimile: (713) 750-2223

Email: lydia.x.gomez@jpmchase.com

(c) if to the Term Loan Agent, to it at:

JPMorgan Chase Bank, N.A. 383 Madison Avenue, Floor 24 New York, New York 10179 Attention: Mohammad Hasan Facsimile: (646) 534-0574 mohammad.s.hasan@jpmorgan.com	JPMorgan Chase Bank, N.A. 10 South Dearborn, Floor 19 Chicago, IL 60603-2003 Attention: James Imbeau Facsimile: (312) 325-5055 james.l.imbeau@chase.com with a copy to:

JPMorgan Chase Bank, N.A.

1111 Fannin Street, Floor 10

Houston, TX 77002-6925

Attention: Lydia Gomez

Facsimile: (713) 750-2223

Email: lydia.x.gomez@jpmchase.com

(d) if to any other Additional Authorized Representative, to it at the address set forth in the applicable Additional First Lien Joinder Agreement; and

(e) if to Borrower or any other Grantor, to it at:

Revel AC, Inc.

500 Boardwalk

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile No.: 609-568-9317

Email: kevin@revelentertainment.com

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, 34th Floor

Los Angeles, California 90071

Attention: David Reamer, Esq.

Facsimile: 213-621-5052

Email: david.reamer@skadden.com

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among the Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02 Waivers; Amendment; Additional First Lien Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by (i) each Authorized Representative and the Collateral Agent and (ii) except (A) during the pendency of any Insolvency or Liquidation Proceeding or (B) during the continuance of an Event of Default and the maturity of any Class of First Lien Obligations has been accelerated, each Grantor (such consents not to be unreasonably withheld).

(c) Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Authorized Representative may become a party hereto by execution and delivery of Additional First Lien Joinder Agreement and upon such execution and delivery, such Authorized Representative and the Additional First Lien Secured Parties and Additional First Lien Obligations of the Class for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the other First Lien Security Documents applicable thereto.

SECTION 5.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement

SECTION 5.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 5.08 Submission To Jurisdiction. All judicial proceedings brought against any party arising out of or relating hereto may be brought in any state or federal court of competent jurisdiction in the state, county and city of new york. by executing and delivering this agreement, each party, for itself, in connection with its properties and on behalf of the respective secured parties it represents, irrevocably (a) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts; (b) waives any defense of forum non conveniens; (c) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the applicable party at its address provided in accordance with section 5.01; and (d) agrees that service as provided in clause (c) above is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect.

SECTION 5.09 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO, FOR ITSELF AND ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, HEREBY AGREES TO WAIVE ITS AND THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO, FOR ITSELF AND ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT

REPRESENTS, ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO, FOR ITSELF AND ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 5.10 Headings. Article, Section and Annex headings are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose or be given any substantive effect.

SECTION 5.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Secured Credit Documents or First Lien Security Documents, the provisions of this Agreement shall control.

SECTION 5.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another. None of Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder, except with respect to the provisions hereof permitting Refinancings or Additional First Lien Obligations, which provisions may not be modified without the consent of the Borrower and the other Grantors. Nothing in this Agreement is intended to or shall impair the obligations of Borrower or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13 Conditions of Effectiveness. The effectiveness of this Agreement is subject to the Collateral Agent’s receipt of executed counterparts of this Agreement by the Collateral Agent, the Revolving Agent, the Term Loan Agent and each Grantor.

SECTION 5.14 Additional Grantors. In the event any Subsidiary of Borrower shall have granted a Lien on any of its assets to secure any First Lien Obligations, Borrower shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor.” Upon the execution and delivery by any Subsidiary of a Grantor Joinder Agreement, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 5.15 Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the agreement of each of the Grantors, the Collateral Agent and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agent, any or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.

SECTION 5.16 Capacity of Term Loan Agent; Capacity of Revolving Agent. The Term Loan Agent is entering into this Agreement solely in its capacities as administrative agent and collateral agent under the Term Loan Credit Agreement and, in acting hereunder, shall be entitled to all of the benefits, rights and immunities of the administrative agent and the collateral agent under the Term Loan Credit Agreement. The Revolving Agent is entering into this Agreement solely in its capacities as administrative agent and collateral agent under the Revolving Credit Agreement and, in acting hereunder, shall be entitled to all of the benefits, rights and immunities of the administrative agent and the collateral agent under the Revolving Credit Agreement.

SECTION 5.17 Appointment of Collateral Agent. The Term Loan Agent, on behalf of each of the Term Loan Secured Parties, hereby appoints JPMorgan Chase Bank, N.A., to act on its behalf as Collateral Agent hereunder for the benefit of the First Lien Secured Parties with respect to the Collateral provided for under the First Lien Security Documents (other than the mortgages entered into by the Grantors on or prior to the date hereof in favor of the Term Loan Agent) and authorizes the Collateral Agent to take such actions on behalf of the Term Loan Secured Parties and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The Revolving Agent, on behalf of each of the Revolving Secured Parties, hereby appoints JPMorgan Chase Bank, N.A., to act on its behalf as Collateral Agent hereunder for the benefit of the First Lien Secured Parties with respect to the Collateral provided for under the First Lien Security Documents (other than the mortgages entered into by the Grantors on or prior to the date hereof in favor of the Revolving Agent) and authorizes the Collateral Agent to take such actions on behalf of the Revolving Secured Parties and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Each Additional Authorized Representative, on behalf of each holder of Additional First Lien Obligations that such Additional Authorized Representative is acting for, hereby (through the execution of an Additional First Lien Joinder Agreement) appoints JPMorgan Chase Bank, N.A., to act on its behalf as Collateral Agent hereunder for the benefit of such holders of Additional First Lien Obligations with respect to the Collateral provided for under the First Lien Security Documents (other than the mortgages entered into by the Grantors in favor of such Additional Authorized Representative) and authorizes the Collateral Agent to take such actions on behalf of such holders of Additional First Lien Obligations and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Such appointment of the Collateral Agent shall not impair any Liens otherwise granted on Shared Collateral in favor of an Authorized Representative other than the Collateral Agent.

SECTION 5.18 Specific Performance. Each Authorized Representative may demand specific performance of this Agreement. The Revolving Agent, on behalf of itself and the Revolving Secured Parties, the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties and each other Additional Authorized Representative, on behalf of itself and the Class of Additional First Lien Obligations represented by such other Additional Authorized Representative, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Revolving Agent, the Term Loan Agent or the other Additional Authorized Representative, as the case may be.

SECTION 5.19 Further Assurances. Each of the Collateral Agent, the Revolving Agent (for itself and on behalf of the Revolving Secured Parties), the Term Loan Agent (for itself and on behalf of the Term Loan Secured Parties), each additional Authorized Representative (for itself and on behalf of the Additional First Lien Secured Parties of the applicable Class), Borrower and each other Grantor agrees that (i) each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Revolving Agent, the Term Loan Agent or the applicable Authorized Representative may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement, and (ii) the Collateral Agent the Revolving Agent and the Term Loan Agent are authorized to execute and record the Memorandum of First Lien Intercreditor Agreement substantially in the form of Annex C hereto.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Mohamad S Hasan
Name: Mohammad S Hasan
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Revolving Agent

By:	/s/ Mohamad S Hasan
Name: Mohammad S Hasan
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Term Loan Agent

By:	/s/ Mohamad S Hasan
Name: Mohammad S Hasan
Title: Vice President

Acknowledged by:

REVEL AC, INC., as Grantor

By	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Sr VP, CFO

REVEL AC, LLC, as Grantor

By:	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Sr VP, CFO

REVEL ATANTIC CITY, LLC, as Grantor

By:	/s/ Alan Greenstein
Name Alan Greenstein
Title: Sr VP, CFO

REVEL ENTERTAINMENT GROUP, LLC, as Grantor

By:	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Sr VP, CFO

NB ACQUISITION LLC, as Grantor

By:	/s/ Alan Greenstein
Name: Alan Greenstein
Title: Sr VP, CFO

Annex A

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of May 3, 2012 (the “Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as collateral agent for the First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Revolving Secured Parties (in such capacities and together with its successors in such capacities, the “Revolving Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Term Loan Secured Parties (in such capacities and together with its successors in such capacities, the “Term Loan Agent”), each Additional Authorized Representative from time to time party thereto for the Additional First Lien Secured Parties of the Class with respect to which it is acting in such capacity, REVEL AC, INC., a Delaware corporation (together with its successors and assigns, “Borrower”), and each Subsidiary of Borrower party thereto (together with Borrower and any other person agreeing to be bound thereby as a “Grantor” and their respective successors and assigns are collectively referred to herein as the “Grantors”).

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. [                ], a Subsidiary of Borrower (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure First Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.

C. The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Collateral Agent, the other Grantors and each other party to the Intercreditor Agreement:

SECTION 1. Accession to the Intercreditor Agreement. In accordance with Section 5.14 of the Intercreditor Agreement, the Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement.

SECTION 2. Representations, Warranties and Acknowledgement of the Additional Grantor. The Additional Grantor represents and warrants to the Collateral Agent and each First Lien Secured Party that this Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable Gaming Laws and applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Conditions to Effectiveness. This Joinder Agreement shall become effective when the Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional Grantor.

SECTION 5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

SECTION 6. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 7. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement.

SECTION 9. Expenses. The Additional Grantor agrees to reimburse each of the Collateral Agent, the Revolving Agent and the Term Loan Agent for its reasonable out-of-pocket fees, costs and expenses in connection with this Joinder Agreement, including the reasonable fees, costs, expenses and other charges and disbursements of counsel for each of the Collateral Agent, the Revolving Agent and the Term Loan Agent.

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY],

By:
Name:
Title:

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Revolving Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Term Loan Agent

By:
Name:
Title:

[EACH OTHER ADDITIONAL AUTHORIZED REPRESENTATIVE], as Additional Authorized Representative

By:
Name:
Title:

Acknowledged by:

REVEL AC, INC.

By:
Name:
Title:

[ADDITIONAL EXISTING GRANTORS]

By:
Name:
Title:

Annex B

[FORM OF] ADDITIONAL FIRST LIEN JOINDER AGREEMENT NO. [    ] dated as of [                ], 20[    ] (the “Additional First Lien Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of May 3, 2012 (the “Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as collateral agent for the First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Revolving Secured Parties (in such capacities and together with its successors in such capacities, the “Revolving Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Term Loan Secured Parties (in such capacities and together with its successors in such capacities, the “Term Loan Agent”), each Additional Authorized Representative from time to time party thereto for the Additional First Lien Secured Parties of the Class with respect to which it is acting in such capacity, REVEL AC, INC., a Delaware corporation (together with its successors and assigns, “Borrower”), and each Subsidiary of Borrower party thereto (together with Borrower and any other person agreeing to be bound thereby as a “Grantor” and their respective successors and assigns are collectively referred to herein as the “Grantors”).

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Borrower proposes to issue or incur [describe Indebtedness to be incurred] (the “New Additional First Lien Obligations”) and the person identified in the signature pages hereto as the “Additional Authorized Representative” (the “Additional Authorized Representative”) will serve as the administrative agent, trustee or a similar representative for the holders of the New Additional First Lien Obligations. The New Additional First Lien Obligations are being designated as such by the Grantors in accordance with Article 4 of the Intercreditor Agreement.

C. The Additional Authorized Representative wishes to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional First Lien Secured Parties holding New Additional First Lien Obligations, the rights and obligations of an “Additional Authorized Representative” thereunder. The Additional Authorized Representative is entering into this Additional First Lien Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become an Additional Authorized Representative thereunder.

Accordingly, the Additional Authorized Representative and each Grantor agree as follows, for the benefit of the Additional Authorized Representative, the Grantors and each other party to the Intercreditor Agreement:

SECTION 1. Accession to the Intercreditor Agreement. The Additional Authorized Representative (a) hereby accedes and becomes a party to the Intercreditor Agreement as an Additional Authorized Representative for the Additional First Lien Secured Parties holding New Additional First Lien Obligations from time to time in respect of the New Additional First Lien

Obligations, (b) agrees, for itself and on behalf of the new Additional First Lien Secured Parties from time to time in respect of the Additional First Lien Obligations, to all the terms and provisions of the Intercreditor Agreement, (c) shall have all the rights and obligations of an Additional Authorized Representative under the Intercreditor Agreement and (d) hereby appoints the Collateral Agent as collateral agent for the Additional Authorized Representative and holders of New Additional First Lien Obligations.

SECTION 2. Representations, Warranties and Acknowledgement of the Additional Authorized Representative. The Additional Authorized Representative represents and warrants to the Collateral Agents and each First Lien Secured Party that (a) it has full power and authority to enter into this Additional First Lien Joinder Agreement, in its capacity as the Additional Authorized Representative, (b) this Additional First Lien Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Additional First Lien Joinder Agreement and (c) the Additional First Lien Agreement relating to the New Additional First Lien Obligations provides that, upon the Additional Authorized Representative’s entry into this Additional First Lien Joinder Agreement, the secured parties in respect of such New Additional First Lien Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as Additional First Lien Secured Parties.

SECTION 3. Counterparts. This Additional First Lien Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Additional First Lien Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Additional First Lien Joinder Agreement.

SECTION 4. Conditions to Effectiveness. This Additional First Lien Joinder Agreement shall become effective when the Collateral Agent shall have received a counterpart of this Additional First Lien Joinder Agreement that bears the signature of the Additional Authorized Representative.

SECTION 5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

SECTION 6. Governing Law. THIS ADDITIONAL FIRST LIEN JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 7. Severability. In case any one or more of the provisions contained in this Additional First Lien Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to the Additional Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 5.01 of the Intercreditor Agreement.

SECTION 9. Expenses. The Grantors jointly and severally agree to reimburse each of the Collateral Agent, the Revolving Agent and the Term Loan Agent for its reasonable out-of-pocket expenses in connection with this Additional First Lien Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each of the Collateral Agent, the Revolving Agent and the Term Loan Agent.

IN WITNESS WHEREOF, the Additional Authorized Representative has duly executed this Additional First Lien Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL AUTHORIZED REPRESENTATIVE], as Additional Authorized Representative

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Revolving Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Term Loan Agent

By:
Name:
Title:

[EACH OTHER ADDITIONAL AUTHORIZED REPRESENTATIVE], as Additional Authorized Representative

By:
Name:
Title:

Acknowledged by:

REVEL AC, INC.

By:
Name:
Title:

[ADDITIONAL GRANTORS]

By:
Name:
Title:

Annex C

Memorandum of First Lien Intercreditor Agreement

[see attached]

C-1

Record and Return to:

Gibbons P.C.

One Gateway Center

Newark, New Jersey 07102-5310

Attention: Michael J. Lubben, Esq.

MEMORANDUM OF

FIRST LIEN INTERCREDITOR AGREEMENT

dated as of

May 3, 2012

among

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent under the Revolving Credit Agreement, and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent under the Term Loan Credit Agreement

MEMORANDUM OF FIRST LIEN INTERCREDITOR AGREEMENT

THIS MEMORANDUM OF FIRST LIEN INTERCREDITOR AGREEMENT (this “Memorandum”) made as of May 3, 2012, by and among JPMORGAN CHASE BANK, N.A., as collateral agent for the First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Revolving Secured Parties (in such capacities and together with its successors in such capacities, the “Revolving Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Term Loan Secured Parties (in such capacities and together with its successors in such capacities, the “Term Loan Agent”).

RECITALS

A	The parties hereto are parties to a First Lien Intercreditor Agreement dated the date hereof among the Collateral Agent, the Revolving Agent, the Term Loan Agent, each Additional Authorized Representative from time to time party thereto for the Additional First Lien Secured Parties of the Class with respect to which it is acting in such capacity, Revel AC, Inc. (“Borrower”), and each subsidiary of Borrower party thereto (as the same may be amended from time to time, the “Intercreditor Agreement”).

B	The Term Loan Agent is the mortgagee under (i) a First Lien Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of February 17, 2011, covering premises located at Block 62, Lots 1 and 2, Atlantic City, New Jersey, and recorded in the County Clerk’s Office of Atlantic County on February 18, 2011 as instrument no. 2011011157, Book 13261; and (ii) a First Lien Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of February 17, 2011, covering premises located at Block 62, Lots 3.02, Atlantic City, New Jersey, and recorded in the County Clerk’s Office of Atlantic County on February 18, 2011 as instrument no. 2011011162, Book 13261; each of which is being supplemented pursuant to a certain Mortgage Supplement (the “Mortgage Supplement”) dated the date hereof and about to be recorded in the County Clerk’s Office of Atlantic County to reflect the extension of the Incremental Loan as defined therein; (collectively, as each of the same may be amended from time to time, the “Term Loan Mortgages”).

C	The Revolving Agent is the mortgagee under (i) a First Lien Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of the date hereof, covering premises located at Block 62, Lots 1 and 2, Atlantic City, New Jersey, and about to be recorded in the County Clerk’s Office of Atlantic County; and (ii) a First Lien Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated the date hereof, covering premises located at Block 62, Lots 3.02, Atlantic City, New Jersey, and about to be recorded in the County Clerk’s Office of Atlantic County (collectively, as the same may be amended from time to time, the “Revolving Loan Mortgages”).

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D	The Collateral Agent, the Revolving Agent and the Term Loan Agent have agreed that notwithstanding the order of recordation of the Term Loan Mortgages and the Revolving Loan Mortgages, the priority of the mortgages with respect to each other is equal and ratable with each other.

E	The Collateral Agent, the Revolving Agent and the Term Loan Agent desire to set forth certain terms and provisions contained in the Intercreditor Agreement in this Memorandum for recording purposes.

NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Revolving Agent (for itself and on behalf of the Revolving Secured Parties), and the Term Loan Agent (for itself and on behalf of the Term Loan Secured Parties), agree as follows:

1. Capitalized terms used herein which are not otherwise defined shall have the respective meanings ascribed to them in the Intercreditor Agreement.

2. Pursuant to Section 5.19 of the Intercreditor Agreement, the parties to the Inter-creditor Agreement have authorized the parties hereto to execute and deliver this Memorandum.

3. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any the Term Loan Mortgages and the Revolving Loan Mortgages, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Class or any other circumstance whatsoever, each of the Collateral Agent, on behalf of each First Lien Secured Party, the Term Loan Agent, on behalf the Term Loan Secured Parties, and the Revolving Agent on behalf of the Revolving Secured Parties, hereby agrees that the Revolving Loan Mortgages are of equal priority and shall secure all First Lien Obligations on an equal and ratable basis, subject to the payment priorities set forth in Section 2.01(a) of the Intercreditor Agreement, with the Term Loan Mortgages.

4. Borrower may from time to time, subject to any limitations contained in any Secured Credit Documents in effect at such time, designate additional Indebtedness and related obligations that are, or are to be, secured by Liens on any assets of any of the Grantors that would, if such Liens were granted, constitute Shared Collateral as Additional First Lien Obligations by delivering to the Collateral Agent and each Authorized Representative a certificate of a Responsible Officer of Borrower in the form mandated by the Intercreditor Agreement. Upon the delivery of such certificate in the form mandated by the Intercreditor Agreement the obligations designated in such notice shall become Additional First Lien Obligations for all purposes of the Intercreditor Agreement

5. This Memorandum is entered into for recordation purposes only in order to memorialize the parties agreement with respect to the priority of the Term Loan Mortgages and the Revolving Loan Mortgages, and shall not be deemed in substitution of, to supercede, or in any way to modify, amend or supplement the Intercreditor Agreement and is subject to the terms, conditions and restrictions contained in the Intercreditor Agreement. This Memorandum is a

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short form memorandum of the Intercreditor Agreement, only. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and the provisions of this Memorandum, the provisions of the Intercreditor Agreement shall control.

[The remainder of this page intentionally blank, signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Memorandum to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Revolving Agent

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Term Loan Agent

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Vice President

STATE OF New York	)

)SS:

COUNTY OF New York	)

On this, the 26 day of April, 2012, before me, the subscriber, personally appeared Mohammad Hasan, who I am satisfied is the person who executed the foregoing instrument as the Vice President of JPMORGAN CHASE BANK, N.A, the entity named in the foregoing instrument, and who acknowledged that he, in such capacity, being authorized to do so, executed the foregoing instrument as such entity’s voluntary act and deed for the purposes therein contained by signing on behalf of said entity.

/s/ Adrea Adams

Notary Public, State of New York Qualified in Bronx County
My commission expires:	Reg. #01AD6237811
March 28, 2015

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